UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Shenandoah Telecommunications Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date File

Explanatory Note

Shenandoah Telecommunications Company herewith files the form of proxy card to be used in connection with its annual meeting of shareholders to be held on May 5, 2009.   Except for the filing of the form of proxy card, there are no changes to the proxy material for such annual meeting filed on March 26, 2009 with the Securities and Exchange Commission.

Shenandoah Telecommunications Company	PROXY
500 Shentel Way
Edinburg, VA 22824	This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Douglas C. Arthur, Ken L. Burch, and James E. Zerkel II, and each of them, as Proxies with full power of substitution, to vote all common stock of Shenandoah Telecommunications Company held of record by the undersigned as of March 20, 2009, at the Annual Meeting of Shareholders to be held on May 5, 2009, and at any and all adjournments and postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE DIRECTOR NOMINEES

•	Election of Directors [Vote for three]
☐	FOR ELECTION AS A DIRECTOR
Ken L. Burch, Richard L. Koontz, Jr. and Jonelle St. John

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed above.

☐	Withhold authority to vote for all nominees listed above.
•	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2009.
☐FOR APPROVAL	☐AGAINST APPROVAL	☐ABSTAIN
•	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FORALL DIRECTOR NOMINEES AND FORTHE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

Please mark, sign exactly as name appears below, date, and return this proxy card promptly, using the enclosed envelope, whether or not you plan to attend the meeting.

When signing as attorney, executor, administrator, trustee, guardian, or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _________________________, 2009
SIGNATURE
_____I plan to attend the meeting _____Number of persons attending _____I cannot attend the meeting

ADDITIONAL SIGNATURE (if held jointly)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2009: The proxy statement and annual report to security holders are available at www.shentel.com.